Exhibit 99.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), dated as of May 2, 2017, among Intact Financial Corporation, a Canadian corporation (“Parent”), the Persons executing this Agreement as “Shareholders” on the signature page hereto (each a “Shareholder” and collectively, the “Shareholders”), and, solely for purposes of Section 5.11, White Mountains Insurance Group, Ltd. (“WTM”), a Bermuda exempted limited liability company.

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Intact Bermuda Holdings Ltd., a Bermuda exempted limited liability company and a wholly owned Subsidiary of Parent (“Holdco”), Intact Acquisition Co. Ltd., a Bermuda exempted limited liability company and a direct wholly owned Subsidiary of Holdco (“Merger Sub”), and OneBeacon Insurance Group, Ltd., a Bermuda exempted limited liability company (the “Company”), are entering into an Agreement and Plan of Merger (as the same may be amended or supplemented from time to time, the “Merger Agreement”), providing for, among other things, the merger of Merger Sub with and into the Company, with the Company surviving such merger (the “Merger”), so that immediately following the Merger, the Company will be a direct wholly owned Subsidiary of Holdco and an indirect wholly owned Subsidiary of Parent, on the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, each Shareholder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”)) of and is entitled to dispose and vote the number of Class A common shares, par value $0.01 per share, of the Company (“Class A Shares”) and Class B common shares, par value $0.01 per share, of the Company (“Class B Shares” and, together with Class A Shares, “Company Shares”) set forth on Schedule A hereto (with respect to such Shareholder and until disposed of by such Shareholder in accordance with Section 4.02, the “Owned Shares” and, together with any additional Company Shares of which such Shareholder becomes the “beneficial owner” after the date hereof and during the term of this Agreement, the “Subject Shares”); and

WHEREAS, in connection with the execution and delivery of the Merger Agreement, Parent, each Shareholder and WTM desire to enter into this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Definitions; Interpretation

Section 1.01           Definitions. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Merger Agreement.

Section 1.02           Interpretation.  (a) When a reference is made in this Agreement to a Schedule, such reference shall be to a Schedule to this Agreement unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.  The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The terms “or”, “any” and “either” are not exclusive.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.  Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the United States.  References to a Person are also to its permitted assigns and successors.

(b)        The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

ARTICLE II

Representations and Warranties of Each Shareholder

Each Shareholder hereby represents and warrants, severally and not jointly, to Parent that:

Section 2.01           Organization.  Such Shareholder is duly incorporated or organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its incorporation or organization.

Section 2.02          Ownership of Owned Shares.  Such Shareholder is the beneficial owner of, and has good and marketable title to, the Owned Shares, free and clear of all Liens, except for any Liens created by this Agreement or those imposed by applicable securities Laws.  As of the date of this Agreement, the Shareholder does not beneficially own (within the meaning of Section 13 of the Exchange Act) any Company Shares other than the Owned Shares.  Such Shareholder has the sole right to vote the Owned Shares, and, except as contemplated by this Agreement, none of the Owned Shares are subject to any voting trust or other agreement with respect to the voting of the Owned Shares.  Such Shareholder has the sole right to dispose of the Owned Shares with no restrictions, subject to applicable securities Laws on its rights of disposition of the Owned Shares.  As of the date of this Agreement, except as contemplated by this Agreement, (i) there are no agreements or arrangements of any kind, contingent or otherwise, obligating such Shareholder to sell, transfer, pledge, assign, exchange, encumber or otherwise dispose of (collectively, “Transfer”) or cause to be Transferred any Owned Shares or otherwise relating to the Transfer of any Owned Shares and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Owned Shares.

Section 2.03           Authority; Execution and Delivery; Enforceability.  Such Shareholder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution and delivery by the Shareholder of this Agreement and the performance by the Shareholder of its obligations hereunder have been duly authorized and approved by all requisite action, and no other action on the part of the Shareholder is necessary to authorize the execution and delivery of this Agreement or the performance by the Shareholder of its obligations hereunder.  This Agreement has been duly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, rehabilitation, conservatorship, liquidation, receivership and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

Section 2.04           No Conflicts; Governmental Approvals.

(a)            Neither the execution and delivery of this Agreement by such Shareholder, nor the performance or compliance by such Shareholder with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the organizational documents of the Shareholder or (ii) assuming (A) compliance with the matters set forth in Section 3.03(a) and (B) that the actions described in Section 2.04(b) have been completed prior to or promptly after the Effective Time, (x) violate any Law applicable to the Shareholder, (y) violate or constitute a default under any of the terms, conditions or provisions of any Contract to which the Shareholder is a party or accelerate the Shareholder’s obligations under any such Contract or (z) result in the creation of any Lien on any properties or assets of the Shareholder (including the Owned Shares), except, in the case of clause (ii), as would not reasonably be expected to have a material adverse effect on the ability of the Shareholder to perform its obligations hereunder.

(b)            No Consent of, or filing, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by such Shareholder or the performance by the Shareholder of its obligations hereunder, other than as set forth in Section 3.04 of the Merger Agreement and filings with the SEC under the Exchange Act and such reports under, and such other compliance with, the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement.

Section 2.05           Litigation.  As of the date of this Agreement, there is no pending or, to the knowledge of the Shareholder, threatened in writing, legal or administrative proceeding, suit,

arbitration, action or, to the knowledge of the Shareholder, investigation against the Shareholder, that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the ability of the Shareholder to perform its obligations hereunder.  As of the date of this Agreement, there is no outstanding injunction, order, judgment, ruling, decree or writ imposed upon the Shareholder that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the ability of the Shareholder to perform its obligations hereunder.

ARTICLE III

Representations and Warranties of Parent

Parent hereby represents and warrants to the Shareholders that:

Section 3.01           Organization.  Parent is a corporation duly organized, validly existing and in good standing under the Laws of Canada.

Section 3.02           Authority; Execution and Delivery; Enforceability.  Parent has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution and delivery by Parent of this Agreement and the performance by Parent of its obligations hereunder have been duly authorized and approved by all requisite action, and no other action on the part of Parent is necessary to authorize the execution and delivery of this Agreement or the performance by Parent of its obligations hereunder.  This Agreement has been duly executed and delivered by Parent and, assuming due authorization, execution and delivery hereof by the Shareholders, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except that such enforceability may be limited by and is subject to the Bankruptcy and Equity Exception.

Section 3.03           No Conflicts; Governmental Approvals.

(a)            Neither the execution and delivery of this Agreement by Parent, nor the performance or compliance by Parent with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the organizational documents of Parent or (ii) assuming (A) compliance with the matters set forth in 2.04(a) and (B) that the actions described in Section 3.03(b) have been completed prior to or promptly after the Effective Time, (x) violate any Law applicable to Parent, (y) violate or constitute a default under any of the terms, conditions or provisions of any Contract to which Parent is a party or accelerate Parent’s obligations under any such Contract or (z) result in the creation of any Lien on any properties or assets of Parent, except, in the case of clause (ii), as would not reasonably be expected to have a material adverse effect on the ability of Parent to perform its obligations hereunder.

(b)            Except as set forth in Section 4.03 of the Merger Agreement, no Consent of, or filing, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by Parent or the performance by Parent of its obligations hereunder.

ARTICLE IV

Covenants of Shareholders

Section 4.01           Agreement to Vote.

(a)            Each Shareholder agrees that at the Company Shareholders Meeting or at any other meeting of the holders of Company Shares at which a vote contemplated below is taken, (i) when such meeting of the holders of Company Shares is held, such Shareholder shall appear at such meeting or otherwise cause the Subject Shares to be counted as present thereat for the purpose of establishing a quorum and (ii) such Shareholder shall vote or cause to be voted at any such meeting any Subject Shares (A) in favor of adopting the Merger Agreement and any other actions contemplated by the Merger Agreement in respect of which shareholder approval is requested; (B) at the request of Parent, in favor of adoption of any proposal in respect of which the Company Board has (1) determined is reasonably necessary to facilitate the Transactions in accordance with the terms of the Merger Agreement, (2) disclosed the determination described in clause (1) in the Proxy Statement or other written materials disseminated to the shareholders of the Company and (3) recommended to be adopted or approved by the shareholders of the Company (provided, in each case, that the Merger Agreement shall not have been amended or otherwise modified in a manner materially adverse to such Stockholder); and (C) against any Takeover Proposal or change in any manner the voting rights of any class of Company Shares (including any amendments to the Company Bye-Laws providing for such a change).

(b)            For the avoidance of doubt, each Shareholder shall retain at all times the right to vote any Subject Shares in such Shareholder’s sole discretion, and without any other limitation, on any matters other than those explicitly set forth in this Section 4.01 that are at any time or from time to time presented for consideration to the holders of Company Shares.

(c)            Each Shareholder hereby covenants and agrees that it shall not enter into any agreement or undertaking, and shall not commit or agree to take any action, that would restrict or interfere with such Shareholder’s obligations pursuant to this Agreement.

(d)            Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares.  All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Shareholders.

Section 4.02          Transfer and Other Restrictions.  Subject to Section 4.07, prior to obtaining the Required Shareholder Approvals, the Shareholders shall not, directly or indirectly, (i) Transfer, or enter into any Contract, option or other arrangement or understanding with respect to the Transfer of, any Subject Shares to any Person or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, or grant a proxy or power of attorney with respect to any Subject Shares, or deposit any Subject Shares into a voting trust, in each case, that would restrict or interfere with the Shareholders’ obligations pursuant to this Agreement.  Any attempted Transfer of Subject Shares or any interest therein in violation of this Section 4.02 shall be null and void.

Section 4.03           No−Solicitation.  Subject to Section 4.07, until the Effective Time or, if earlier, the termination of this Agreement or the Merger Agreement in accordance with their respective terms, the Shareholders shall not, and shall use their reasonable best efforts to cause their Representatives not to, directly or indirectly, (A) solicit, initiate or take any action to knowingly facilitate the making of any proposal that constitutes, or would reasonably be expected to lead to, a Takeover Proposal, (B) engage in or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any material non-public information for the purpose of facilitating, a Takeover Proposal or (C) enter into any letter of intent, agreement or agreement in principle with respect to a Takeover Proposal.  Notwithstanding the foregoing or any other provision of this Agreement to the contrary, the Shareholders, their Affiliates and their respective Representatives may furnish information to, and engage and participate in discussions or negotiations with, a Person or group of Persons making a Takeover Proposal to the same extent that the Company is permitted to do so pursuant to Section 5.02 of the Merger Agreement.

Section 4.04           Stock Dividends, etc.  If between the date of this Agreement and the Effective Time the issued and outstanding Company Shares shall have been changed into a different number of shares or a different class by reason of the occurrence or record date of any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction, the terms “Owned Shares” and “Subject Shares” shall be appropriately adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction.

Section 4.05           Waiver of Appraisal Rights.  Each Shareholder hereby waives, and shall cause to be waived, any rights of appraisal or rights to dissent from the Merger or the other transactions contemplated by the Merger that such Shareholder may have under applicable Law.

Section 4.06           Disclosure.  The Shareholders hereby authorize the Company, Parent, Holdco and Merger Sub to publish and disclose in any announcement or disclosure required by the SEC or Canadian securities Laws and in the Proxy Statement and the filings required for the Company Insurance Approvals and the Parent Insurance Approvals, each Shareholder’s identity and ownership of the Subject Shares and the nature of each Shareholder’s obligations under this Agreement.  Parent hereby authorizes each Shareholder to disclose in any disclosure required by any Governmental Authority Parent’s identity and the nature of Parent’s obligations under this Agreement.

Section 4.07           Shareholder Parent Transactions.  Nothing in this Agreement, including the provisions of this Article IV or Section 5.06, shall prohibit or restrict the ability of each Shareholder or its Affiliates or their respective Representatives to consider, solicit, inititate, discuss, negotiate, facilitate, provide information in connection with or enter into any transaction with respect to securities of WTM or any agreement with respect thereto (such transaction or agreement, a “Shareholder Parent Transaction”) so long as such Shareholder or its successors or permitted assigns continue to be bound by and subject to, this Agreement.  Subject to the immediately preceding sentence, (i) the execution of any agreement for and the consummation of any Shareholder Parent Transaction (or potential Shareholder Parent Transaction) shall not be deemed to be a Transfer restricted by Section 4.02 and (ii) the consideration, solicitation, initiation, discussion, negotiation, facilitation, provision of information or execution of agreements, in each case to the extent related to any such Shareholder Parent Transaction (or potential Shareholder Parent Transaction), shall not be subject to the prohibitions and limitations set forth in Section 4.03.

Section 4.08           Fiduciary Responsibilities.  Notwithstanding any provision of this Agreement to the contrary, this Agreement shall apply to each Shareholder solely in its capacity as a holder of Company Shares and not in any other capacity, and nothing in this Agreement shall limit, restrict or affect the rights and obligations of G. Manning Rountree, Reid T. Campbell, Morgan W. Davis, David T. Foy and Lowndes A. Smith, or any other officer, director or designee of the Shareholders or their Affiliates serving on the Company Board from taking any action in his or her capacity as a director of the Company or voting or providing written consent as a director of the Company in his or her sole discretion on any matter, whether in connection with the Merger Agreement or otherwise, and no action or omissions by any such Persons in his or her capacity as a director of the Company shall be deemed to constitute a breach of any provision of this Agreement.

Section 4.09           Additional Owned Shares.  Each Shareholder shall provide as promptly as reasonably practicable written notice to Parent of additional Company Shares of which such Shareholder becomes the “beneficial owner” after the date hereof and during the term of this Agreement.

ARTICLE V

General Provisions

Section 5.01           Notices.  All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, facsimiled (which is confirmed), emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

If to Parent, to:

Intact Financial Corporation 2020, boul. Robert-Bourassa, 6e étage Montréal, Québec H3A 2A5

Attention:	Frédéric Cotnoir
Facsimile:	(514) 842-6958
Email:	frederic.cotnoir@intact.net

Attention:	Don Fox
Facsimile:	(514) 842-6958
Email:	don.fox@intact.net

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036

Attention:	Jon A. Hlafter
Facsimile:	212-735-2000
Email:	jon.hlafter@skadden.com

Attention:	Todd E. Freed
Facsimile:	212-735-2000
Email:	todd.freed@skadden.com

If to the Shareholders or WTM, to:

White Mountains Insurance Group, Ltd. 80 South Main Street Hanover, NH 03755

Attention:	Robert Seelig, General Counsel
Facsimile:	(603) 643-4592
Email:	rseelig@whitemountains.com

with a copy (which shall not constitute notice) to:

White Mountains Insurance Group, Ltd. 26 Reid Street Hamilton, HM11 Bermuda

Attention:	Robert Seelig, General Counsel
Facsimile:	(603) 643-4592
Email:	rseelig@whitemountains.com

and

Cravath, Swaine & Moore LLP Worldwide Plaza 825 Eighth Avenue New York, NY 10019

Attention:	Philip A. Gelston
Facsimile:	212-474-3700
Email:	pgelston@cravath.com

Attention:	Ting S. Chen
Facsimile:	212-474-3700
Email:	tchen@cravath.com

Section 5.02           Severability.  If any term or other provision of this Agreement is finally determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any applicable Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party or such party waives its rights under this Section 5.02 with respect thereto.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible.

Section 5.03           Counterparts.  This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

Section 5.04           Entire Agreement; No Third Party Beneficiaries.  This Agreement, together with the Schedule attached hereto and the Merger Agreement, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.  This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 5.05           Governing Law.

(a)            This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that state, regardless of the laws that might otherwise govern under any applicable conflict of laws principles, except to the extent the provisions of the laws of Bermuda are mandatorily applicable thereto.  All Actions arising out of or relating to the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated by this Agreement (except to the extent any such proceeding mandatorily must be brought in Bermuda) shall be heard and determined in the Delaware Court of Chancery, or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any Federal court within the State of Delaware, or, if both the Delaware Court of Chancery and the Federal courts within the State of Delaware decline to accept jurisdiction over a particular matter, any other state court within the State of Delaware, and, in each case, any appellate court therefrom.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Actions and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action.  The consents to jurisdiction and venue set forth in this Section

5.05(a) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto.  Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 5.01 of this Agreement.  The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing contained in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(b)           EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.05(b).

Section 5.06           Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by (i) Parent without the prior written consent of a majority (in terms of aggregate voting power) of the Subject Shares or (ii) any Shareholders or WTM without the prior written consent of Parent.  Subject to the immediately preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.  Any purported assignment not permitted under this Section 5.06 shall be null and void.

Section 5.07           Specific Enforcement.  The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached.  The parties acknowledge and agree that the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 5.05(a) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement.  The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law.  The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.07 shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 5.08           Amendment; Waiver.  At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects only by written agreement of the parties hereto.  No failure or delay by the Shareholders or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 5.09           Expenses.  Except as set forth herein, each of the parties shall be responsible for its own fees and expenses (including the fees and expenses of investment bankers and accountants) in connection with the entering into and performance under this Agreement and the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, Parent acknowledges that the fees and expenses of counsel to the Shareholders and WTM in connection with the entry into and performance under this Agreement and the consummation of the transactions contemplated by hereby will be borne by the Company.

Section 5.10           Termination.  This Agreement and all obligations of the parties hereto hereunder shall automatically terminate, without further action by any party hereto, upon the earliest of (i) the Walk-Away Date, (ii) the Effective Time, (iii) the termination of the Merger Agreement in accordance with its terms, (iv) with respect to any Shareholder, the entry without the prior written consent of such Shareholder into any amendment or modification to the Merger Agreement that results in a decrease in the Merger Consideration (as defined in the Merger Agreement on the date hereof) payable to holders of Class B Shares or a change in the type of consideration payable or otherwise causes a change that is adverse in any material respect to such Shareholder and (v) with respect to any Shareholder, the mutual written agreement of such Shareholder and Parent.  In the event of any such termination of this Agreement, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent or the applicable Shareholders, other than liability for any willful and material breach of this Agreement prior to such termination; provided that the provisions set forth in Article V shall survive the termination of this Agreement.

Section 5.11          Transition Services Agreement and Investment Management Agreement. At the Closing, WTM shall, or shall cause its applicable subsidiary to, duly execute and deliver the Transition Services Agreement and the Investment Management Agreement (substantially in the forms attached to the Merger Agreement as Exhibits B and C, with such changes as may be consented to by WTM (such consent not to be unreasonably withheld, conditioned or delayed).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

INTACT FINANCIAL CORPORATION

By:	/s/ Charles Brindamour
	Name:	Charles Brindamour
	Title:	Chief Executive Officer

By:	/s/ Don Fox
	Name:	Don Fox
	Title:	Executive Vice President

LONE TREE HOLDINGS LTD.

By:	/s/ Jennifer L. Pitts
	Name:	Jennifer L. Pitts
	Title:	Director

BRIDGE HOLDINGS (BERMUDA) LTD.

By:	/s/ Jennifer L. Pitts
	Name:	Jennifer L. Pitts
	Title:	Director

WHITE MOUNTAINS INSURANCE GROUP, LTD.

By:	/s/ G. Manning Rountree
	Name:	G. Manning Rountree
	Title:	Chief Executive Officer

Schedule A

Shareholder	Number of Class A Shares	Number of Class B Shares
LONE TREE HOLDINGS LTD.	0	57,327,289
BRIDGE HOLDINGS (BERMUDA) LTD.	0	14,427,449

A-1